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                                                                    Exhibit 99.2


                                    GUARANTY

      GUARANTY, dated January 31, 2001 (this "Agreement"), made by Mail.com, Inc., a Delaware corporation ("Guarantor"), in favor of AT&T Corp. ("Lender"). Capitalized terms used but not defined herein have the meanings given to such terms in the Note referred to below.

      WHEREAS, Lender and Swift Telecommunications, Inc. ("Swift") have entered into an Asset Purchase Agreement, dated December 13, 2000 (the "Purchase Agreement");

      WHEREAS, pursuant to the Purchase Agreement, Swift has issued to Lender a promissory note in the original principal amount of $35,000,000 (the "Note");

      WHEREAS, as of the date hereof Swift and Guarantor have entered into a Merger Agreement, pursuant to which Swift will be merged into Guarantor or one of Guarantor's subsidiaries; and

      WHEREAS, it is a condition precedent to Lender's obligation to close the transactions contemplated by the Purchase Agreement, and to accept the Note at closing, that Guarantor shall have executed and delivered this Guaranty;

      NOW, THEREFORE, in consideration of the premises and in order to induce Lender to consummate the transactions contemplated by the Purchase Agreement, including, without limitation, its acceptance of the Note, and in exchange for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees with Lender as follows:

      1. Limited Guaranty

      Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the principal amount of the Note, together with interest accrued thereon and expenses relating thereto, including any and all expenses (including reasonable counsel fees and expenses) incurred by Lender in enforcing any rights under this Guaranty, provided, that the liability of Guarantor hereunder for amounts payable under the Note shall be limited to $15,000,000 of principal payments due under the Note, together with interest accruing thereon under the Note (including, without limitation, default interest accruing under Section 1(c) of the Note) and any costs or expenses incurred by Lender in collecting amounts under this Guaranty or enforcing any rights under this Guaranty (collectively, the "Guaranteed Obligations"), provided, further, that such limitation shall not apply to the liability of Guarantor to indemnify and reimburse Lender for any losses, damages, costs, liabilities or expenses (including reasonable legal fees and expenses) incurred by Lender arising out of any breach of a representation, warranty, covenant or agreement made by Guarantor hereunder. Without limiting the generality of the foregoing but subject to the limitations set forth in the provisos to the first sentence of this Section 1, Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations by Swift to Lender under the Loan Documents even though they are unenforceable or not allowable
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due to the existence of a bankruptcy, reorganization or similar proceeding involving Swift. This is a guaranty of payment and not collection.

      2. Guaranty Absolute

      Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The obligations of Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor to enforce this Guaranty, irrespective of whether any action is brought against Swift or any other guarantor or whether Swift or any other guarantor is joined in any such action or actions. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

      (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

      (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document;

      (c) any taking, exchange or release of, or non-perfection of any security interest in, any Collateral (as defined in the Pledge Agreement and the Security Agreement);

      (d) any manner of application of Collateral to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other assets of Swift or any of its Subsidiaries;

      (e) any change, restructuring or termination of the corporate structure or existence of Swift or any of its Subsidiaries, and any termination of or change in the relationship between Swift and Guarantor; or

      (f) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, Swift or a guarantor.

      This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Swift or otherwise, all as though such payment had not been made. In the event of any such reinstatement, Guarantor shall re-execute and redeliver all documents, and take all other actions necessary or appropriate to reinstate this Guaranty in full force and effect and to effectuate its intent.


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      3. Waivers and Agreements

      (a) Guarantor hereby irrevocably waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against Swift or any other Person or any Collateral.

      (b) Guarantor hereby irrevocably agrees that any claim or other rights that it may now or hereafter acquire against Swift or any guarantor of Swift's obligations under the Note that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Lender against Swift or any such guarantor or any Pledged Shares, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Swift or any such guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, shall be subordinated to the payment in full of all amounts due and owing and the performance of all obligations under the Note and the other Loan Documents and shall not be made or exercised until the date Swift has indefeasibly paid in full in cash all amounts due and owing under the Note and the other Loan Documents. If any amount shall be paid to Guarantor in violation of the preceding sentence at any time prior to the later of the indefeasible payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Maturity Date, such amount shall be held in trust for the benefit of Lender and shall forthwith be applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.

      (c) Guarantor acknowledges that it will receive direct and indirect benefits from the financing accommodations contemplated by the Loan Documents and that the waivers set forth in this Section 3 are knowingly made in contemplation of such benefits.

      4. Payments

      Guarantor hereby unconditionally and irrevocably agrees that any payments made pursuant to this Guaranty will be paid at the place specified in the Note for payments in immediately available funds, free and clear of, and without deduction for, any and all taxes, levies, imposts, deductions and withholdings whatsoever imposed, levied, collected or assessed with respect thereto by any political subdivision or taxing authority thereof or by any country or any political subdivision or taxing authority thereof (other than income taxes or franchise taxes of the United States of America or any political subdivision thereof) strictly in accordance with the terms and provisions of the Loan Documents. If


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such payments are subject to any such tax, levy, impost, deduction or withholding, then such payments shall be increased to such amount which, after provision for such tax, levy, impost, deduction or withholding, is necessary to yield and remit to Lender the amount which would have been received absent such tax, levy, impost, deduction or withholding, and Guarantor shall furnish Lender such evidence or certification of making such tax, levy, impost, deduction or withholding as Lender may request.

      5. Right to Set Off

      Upon (a) the occurrence and during the continuance of any Event of Default and (b) the declaration by Lender that all amounts owing under the Note are immediately due and payable, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all funds or properties at any time held, and other indebtedness at any time owning, by or on behalf of Lender to or for the credit or the account of Guarantor or hereafter existing under or in respect of this Guaranty, irrespective of whether Lender shall have made any demand under this Guaranty and although such obligations may be unmatured. The rights of Lender under this
Section 4 are in addition to any other rights and remedies that Lender may have.

      6. Representations and Warranties

      Guarantor hereby represents and warrants as follows:

      (a) Organization and Authority

      Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and lawful authority to carry on its business as it is currently being conducted.

      (b) Authorization

      Guarantor has all requisite corporate power and authority to execute and deliver this Guaranty and to perform fully its obligations hereunder. The execution, delivery and performance of this Guaranty by Guarantor have been duly authorized by all necessary corporate action of Guarantor, and no other board of directors, shareholder or other corporate proceeding by or on behalf of Guarantor is necessary to authorize the execution, delivery or performance of this Guaranty.

      (c) Enforceability

      This Guaranty constitutes the valid and legally binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally; and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).


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      (d) Freedom to Contract

      The execution, delivery and performance of this Guaranty by Guarantor will not: (i) violate or conflict with any provision of the certificate of incorporation or by-laws of Guarantor, each as amended; (ii) violate any of the terms, conditions or provisions of any applicable law, rule, statute, regulation, order, writ, injunction, judgment, or decree of any Governmental Authority; or (iii) conflict with or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under any of the terms, conditions or provisions of any agreement, arrangement or understanding to which Guarantor is a party. No authorization, approval, order, license, permit, franchise or consent of, and no registration, declaration or filing with, any Governmental Authority, is required in connection with Guarantor's execution, delivery and performance of this Guaranty.

      (e) Litigation

      There is no action, suit, inquiry, litigation, proceeding or investigation by or before any Governmental Authority, pending or, to Guarantor's knowledge, threatened, against Guarantor or its business or assets, nor is Guarantor subject to any judgment, order or decree entered in any lawsuit or proceeding, which could impair its ability to perform any of its obligations under this Guaranty.

      7. Guarantor's Covenants

      (a) Guarantor shall not enter into any transaction or take any action, including, without limitation, the transfer of any asset, or omit to take any action that could reasonably be expected to materially and adversely affect Guarantor's ability to make any payment of principal or interest or expenses in respect of any Guaranteed Obligation or otherwise impair its ability to perform any of its obligations under this Guaranty.

      (b) Guarantor shall permit representatives of Lender to visit and inspect properties of Guarantor during reasonable hours and upon reasonable notice to Guarantor, inspect Guarantor's books and records, and discuss with the principal officers of Guarantor its businesses, assets, liabilities, financial position, results of operations and prospects.

      (c) Guarantor shall notify Lender immediately upon the institution of any litigation, or the occurrence of any other event or circumstance, or any change in its assets, properties, financial condition or prospects, which could reasonably be expected to materially and adversely affect its ability to perform any of its obligations under this Guaranty.

      (d) If and for so long as Guarantor is not a public reporting company for purposes of the Securities Exchange Act of 1934, as amended, Guarantor will deliver to Lender financial statements, that are equivalent to those required to be delivered by Swift


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under the Note, at such times as Swift is required to deliver its financial statements under the Note. All such financial statements shall at the time they are delivered be certified as true and correct in all material respects by Guarantor's chief financial officer.

      8. Miscellaneous

      (a) Amendments, Etc.

      No amendment or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Guarantor and Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      (b) Notices

      All notices and other communications under this Guaranty shall be in writing and shall be deemed given when delivered personally, mailed by registered or certified mail, return receipt requested, sent by recognized overnight delivery service (signature of receipt requested) or, to the extent receipt is confirmed, by telecopy or telefax (provided that such party also sends a copy by personal delivery or registered or certified mail, return receipt requested, or recognized overnight delivery service, signature of receipt requested), to the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

            Guarantor:

                  Mail.com, Inc.
                  Suite 660
                  11 Broadway
                  New York, New York  10004
                  Attn:  CEO

            With a copy to:

                  Mail.com, Inc.
                  Suite 660
                  11 Broadway
                  New York, New York  10004
                  Attn:  David W. Ambrosia
                  212-298-8352

            Lender:

                  AT&T Corp.
                  295 North Maple Avenue
                  Room 4431D2
                  Bridgewater, NJ 08807


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                  Attention: Michael D. Daly, CFO M&A
                  Fax Number: 908-221-2105

            With a copy to:

                  Sanford Tannenbaum
                  General Attorney
                  AT&T Corp.
                  295 North Maple Avenue
                  Room 3235C2
                  Basking Ridge, NJ  07920-1002
                  Fax Number:  908-221-6306

      (c) Governing Law, Choice Of Forum, No Trial By Jury

            (i) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW.

            (ii) ANY LEGAL ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT LOCATED IN NEW YORK COUNTY, STATE OF NEW YORK, AND EACH PARTY AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF SUCH COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER OR THAT THIS GUARANTY OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND HEREBY WAIVES ANY OFFSETS IN ANY SUCH ACTION, SUIT OR PROCEEDING. EACH PARTY FURTHER IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST ANY PARTY IF GIVEN PERSONALLY OR BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OF MAIL THAT REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED TO SUCH PARTY AS HEREIN PROVIDED, OR BY PERSONAL SERVICE ON SUCH PARTY WITH A COPY OF SUCH PROCESS MAILED TO SUCH PARTY BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID. NOTHING HEREIN CONTAINED SHALL BE DEEMED TO AFFECT THE RIGHT OF ANY


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      PARTY TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL
      PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY IN ANY JURISDICTION OTHER THAN NEW YORK IN CONNECTION WITH ACTIONS INITIATED BY THIRD PARTIES IN SUCH OTHER JURISDICTIONS.

            (iii) BY ITS EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS GUARANTY, THE NOTE OR ANY OTHER LOAN DOCUMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF GUARANTOR OR LENDER IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE ADVANCES UNDER THE NOTE.

      (d) Waiver

      Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to Guarantor's obligations hereunder and any requirement that Lender exhaust any right or take any action against Swift or Guarantor or another Person.

      (e) Rights Cumulative

      No failure on the part of Lender to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Lender provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. No provision for a specific remedy shall be deemed to limit Lender's remedies at law or in equity. The rights of Lender hereunder are not conditional or contingent on any attempt by Lender to exercise any of its rights under any other document against Guarantor or against any other Person.

      (f) Assignment

      This Guaranty shall be binding on Guarantor and its successors and permitted assigns (including any trustee succeeding to the rights of Guarantor pursuant to Chapter 11 of the Bankruptcy Code or pursuant to any conversion to a case or cases under Chapter 7 of the Bankruptcy Code), and shall inure, together with all rights and remedies of Lender hereunder, to the benefit of Lender and its successors and assigns, provided that Guarantor may not assign any of its rights or obligations hereunder without the prior written consent of Lender and any purported assignment without such consent shall be null and void.


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      (g) Survival of Representations and Warranties

      All representations and warranties of Guarantor contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Guaranty or any other Loan Document or any investigation by Lender. All covenants and agreements of Guarantor contained herein shall continue in full force and effect from and after the date hereof until the indefeasible payment in full of the Guaranteed Obligations.

      (h) Severability

      Whenever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by, illegal, unenforceable or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, illegality, unenforceability or invalidity under such law, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      (i) Interpretation

      Guarantor and Lender have participated jointly in the negotiation and drafting of this Guaranty. In the event that any ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provisions of this Guaranty.

      (j) Headings

      Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

      (k) Counterparts

      This Guaranty may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Guaranty by telecopy shall be as effective as delivery of a manually executed counterpart of this Guaranty.

      (l) Entire Agreement

      This Guaranty (together with any schedules and exhibits hereto) and the Note embodies the entire agreement between the parties hereto relating to the transactions provided for herein and therein and supersede all prior understandings and agreements, whether written or oral, between the parties hereto with respect to such transactions.

                            [Signature page follows]


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      IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.

                                    MAIL.COM, INC.


                                    By  s/Frank Graziano
                                        --------------------------------
                                        Frank Graziano
                                        Senior Vice President


Accepted by:

AT&T CORP.


By
  ---------------------------
Name:
Title:


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